SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2014

Altovida, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-176736	45-2759045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 BioCity Scotland, Newhouse, Lanarkshire, UK ML1 5UH
(Address of principal executive offices)

Registrant’s telephone number, including area code: +44 1698 53 9797

Remmington Enterprises, Inc (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.03     Amendments to Articles of Incorporation or Bylaws

Our board of directors and a majority of our shareholders approved an amendment to our Articles of Incorporation for the purpose of changing our name to “Altovida, Inc.”

A copy of the Certificate of Amendment that was filed with the Nevada Secretary of State on October 29, 2014 is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

In connection with the name change, we have the following new CUSIP number: 02208V107. We have submitted the required information to FINRA and we received an effective date of November 10, 2014 for the name change. Our new symbol will be “ATOA.”

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altovida, Inc.

/s/ Lorna Peers

Lorna Peers
Chief Financial Officer

Date: November 6, 2014

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